Exhibit 99.1

Strategy UBS 20th Annual Healthcare Service Conference David B. Snow, Jr. Chairman and CEO Execution Results

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

Today's Presentation Topics About Medco Core Growth Drivers Smarter Medicine: Medco's Clinically Differentiated Service Model Expansion into New Markets Fourth-quarter 2009 earnings results will be reported on February 23, 2010, and Medco is currently in its quiet period. As a result, all earnings-related guidance for 2009 and 2010 has been excluded from this presentation and our comments will be limited to historical results and strategic initiatives.

Who is Medco Largest PBM Measured by Drug Spend 2008 revenues of $51.3 billion, YTD 3Q 2009 revenues of $44.6 billion Serving 60+ million members Leader in Clinical Innovation Medco Therapeutic Resource Centers(r) Pharmacogenomics in practice today Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World GAAP EPS CAGR from Spin-Off through 2008 of 21.9%

Financial Strategy New Business Mail Order Generics Specialty Pharmacy Medicare Clinical Innovations TRCs & Pharmacogenomics Medco Health Store(tm)/OTC International e-Prescribing Biosimilars Medco: A Portfolio of Drivers Shareholder Value Smarter Medicine Comparative Effectiveness

2003 2004 2005 2006* 2007 2008 YTD 3Q09 2010E GAAP EPS 0.79 0.88 1.03 1.21 1.63 2.13 1.91 3.1 Medco is Driving Value to Shareholders Through Continued GAAP EPS Growth * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in appendix. 2003-2008 GAAP EPS CAGR 21.9% MHS stock price has appreciated 436% from spin-off through year-end 2009

2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 13.7 9.1 14.1 26.9 9.3 13.1 8.2 Drivers of Growth: Generics - A Strong Pipeline of Opportunity Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Zyprexa(r) Plavix(r) Seroquel(r) Singulair(r) Lexapro(r) Levaquin(r) Diovan(r) Tricor(r) Lovenox(r) Lidoderm(r) $13.7 $9.1 $14.1 $26.9 $9.3 $13.1 $8.2 Oxycontin(r) Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Abilify(r) 2009 2010 2011 2012 2013 2014 2015 5.9 13.7 13.7 13.7 13.7 13.7 13.7 5 9.1 9.1 9.1 9.1 9.1 3.6 14.1 14.1 14.1 14.1 15.3 26.9 26.9 26.9 3.7 9.3 9.3 7 13.1 3.4 $5.9 $18.7 $26.5 $52.3 $67.5 $80.1 $89.7 Source: U.S. Drug spend estimates are based on IMS Health data for 2008. Compounded amounts are prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of December 2009. Changes may occur due to litigation, patent challenges, etc. $94.4 Billion in Brand Drugs Off-Patent from 2009-2015 Off-Patent Compounding Effect - Prorated ($ in Billions) ($ in Billions) You are here

2005 2006 2007 2008 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 44.5 65 Mail-Order Brand 50.9 49.1 47.4 47.6 32.6 43 Drivers of Growth: Mail-Order Generic Volumes Increasing 2005 2006 2007 2008 2010E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 77.1 108 Mail-Order Generic Volume Mail-Order Brand Volume Mail Order Prescription Volume Mail-Order Brand vs. Mail-Order Generic Prescription Volume (In Millions) (In Millions) YTD 3Q09 YTD 3Q09

2005 2006 2007 2008 YTD 3Q09 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 44.5 65 Mail-Order Brand 50.9 49.1 47.4 47.6 32.6 43 Drivers of Growth: Mail-Order Generic Volumes Increasing Mail-Order Generic Volume (In Millions) Mail-Order Generic Prescription Volume

2006 2007 2008 Acute Chronic/Complex 5437 6043 7974.2 7071.1 Drivers of Growth: Specialty Pharmacy - An Important Growth Engine $5.4 $7.1 $8.0 $6.0 2006 2007 2008 189 210 281.2 273 $189 $281 $273 $210 Accredo Net Revenues Accredo Operating Income 2006-2008 CAGR 21.9% 2006-2008 CAGR 21.1% ($ in Billions) ($ in Millions) YTD 3Q09 YTD 3Q09

Drivers of Growth: Medicare - Growth and Diversification Retiree Distribution by Medicare Solution (Lives %) RDS PDP Part D Federal Other 2.12 0.33 0.86 0.23 3.23 2007 RDS PDP Part D Federal Other 1.89 0.59 5.27 1.49 3.1 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside - "ASO" Medco PDP - "At risk" Other

Drivers of Growth: New-Named Sales Annualized New-Named Sales 2009* Net-New Sales 2010* * As of third-quarter 2009 earnings call >$10.0B $4.1B >$8.0B >$4.0B Sept '09 YTD Results

Medco's Strategy:
Make Medicine Smarter

- **1996**
  - Pioneers Six Sigma Mail-Order Dispensing
- **2003**
  - Spin-off
- **2005**
  - Acquires Accredo Health Group, Inc.
- **2006**
  - Develops TRCs: Specialist Pharmacist Model
  - Launches My Rx Choices®
  - Launches Medicare Business
- **2007**
  - Introduces TRCs
  - Acquires PolyMedica
  - Acquires Critical Care Systems
  - Collaborates with Mayo Clinic and LabCorp
- **2008**
  - Delivers Personalized Medicine for Clients
  - Expands Internationally
    - Sweden Apoteket
    - Europa Apotheek Venlo
- **2009**
  - Launches Medco Research Institute™
  - Launches Medco Health Store™
  - Joint Venture w/United Drug plc

Accelerating Our Move to Smarter Medicine

medco®
MAKING MEDICINE SMARTER.™

© 2010 Medco Health Solutions, Inc. All rights reserved.

13

Making Medicine Smarter Improving Quality Lowering Cost Increasing Access PBM Managing Smarter Medicine Pharmacy Delivering Smarter Medicine Research Institute(tm) Advancing Smarter Medicine Foundation(tm) Sharing Smarter Medicine

The Case for Smarter Medicine: Getting Granular Poor Management of Chronic and Complex Diseases Can Lead to $350 Billion of Excess Total Healthcare Costs 1. Medco Research 2. Center for Disease Control 50% of US Population1 96% of drug costs in the US1 75% of medical expenses in the US2 For 88% of chronic and complex diseases, drugs are a first choice for medical intervention1 Chronic & Complex Diseases Represent: Non-compliance: up to 50% non-compliance rates after one year of therapy are not uncommon in many of the key disease categories Omissions in care: 33% of patients experienced an omission in therapy gap1 Instability of a Chronic or Complex Patient is Most Often Tied to Gaps-in-Care

Problem 1: Non-Compliance Treatment Area 3 Months 6 Months 12 Months Cholesterol 40% 40% to 55% 50% to 67% Depression 70% 80% 90% Diabetes (Type 2) 47% 59% 62% Erectile Dysfunction 55% Hypertension 53% 51% to 63% 65% Obesity 52% 76% 92% Osteoporosis (HRT) 50% Average Reported 52% 55% 65% Source: various sources; A.T. Kearney analysis

Problem 2: Omissions in Care Clinical Procedure Landmark Trial Current Rate of Use Flu vaccine 1968 55.0% Thrombolytic therapy 1971 20.0% Pneumococcal therapy 1977 35.6% Diabetic eye exam 1981 38.4% Beta blockers after MI 1982 61.9% Mammography 1982 70.4% Cholesterol screening 1984 65.0% Fecal occult blood test 1986 17.0% Diabetes foot care 1993 20.0% Balas EA, Boren SA: Managing clinical knowledge for health care Improvement. Yearbook of Medical Informatics 2000, pp65-70 Adoption into Clinical Practice Lags behind Evidence by 17 Years

Then Now Tomorrow The Medical Knowledge Domain is Growing Continuous location tracking Constant vital signs monitoring Transcutaneous monitoring of glucose, ETOH, etc. Non-invasive testing Exhaled breath analysis Testing to maintain wellness Increased image utilization Genomic data Proteomics Personalized pharmacy Radiology EKG Labs Meds Monitoring MD exam Nurse observations Tomorrow Radiology EKG Labs Meds Monitoring MD exam Nurse observations Now Monitoring MD exam Nurse observations Then Source: Peter Neupert, IOM Meeting, 8 October 2007. Growth of clinical information and the role of IT in its management Personalized pharmacy Genomic data

Insights Into Individual Gene Variation (2000-2007) Source: David Altshuler, IOM Meeting, 8 October 2007. Rapid increases in identification of gene variants for common diseases 2000 2001 2002 2003 2004 2005 2006 PPAR? NOD2 CTLA4 KCN/II PTPN22 CFH TCF7L2 SLC30A8 8q24 GRIN3A IBD5 PCSK9 IL23R HHEX LSPI ANGLPT3 IRF5 8q24 CDKALI MAP3KI KCTDI0 CD25 LOC387715 IGF2BP2 TNRC9 TRIBI CFBIC2 CDKN2B/A TBL2 PCSK9 TCF2 NCAN IFIHI PTPN2 PSRCI NOSIAP Iq24 GALN2 3p21 ABCG8 ILI2B STAT4 NKX2-3 TRAFI/C5 IRGM IL7R 10q21 LOXLI 5p13 ATGI6LI 8q24 #6 8q24 #5 8q24 #4 8q24 #3 8q24 #2 CDKN2B/A LBXCORI MEISI FGFR2 SH2B3 PTPN2 16p13 CD226 KIAA0350 ERBB3 C12orf30 FTO GCKR TCF2 4q25 ORMDL3 8q24 C3 BTBD9 2007 Cholesterol (10) Obesity (1) Myocardial Infarction (1) QT Interval (3) Atrial Fibrillation (3) Type 2 Diabetes (9) Prostate Cancer (6) Breast Cancer (5) Colon Cancer (1) Age related Macular Degeneration (4) Crohn's Disease (12) Type I Diabetes (11) Systemic Lupus Erythematosus (4) Asthma (2) Restless Leg Syndrome (3) Gallstone Disease (1) Multiple Sclerosis (4) Rheumatoid Arthritis (4) Glaucoma (1) 19 Disease States and 74 Genes

Insights Into Individual Gene Variation (2008)

42 New Disease States and 364 New Genes

Age-related macular degeneration (1)
Alzheimer's disease (3)
Amyotrophic lateral sclerosis (6)
Arthritis -juvenile idiopathic (1)
Atrial fibrillation (3)
Attention deficit hyperactivity disorder (2)
Bipolar disorder (5)
Bone mineral density (15)
Breast cancer (6)
Celiac disease (10)
Cholesterol (8)
Chronic lymphocytic leukemia (5)
Cognitive test performance (4)
Colorectal cancer (4)
Conduct disorder / OCD (7)
OCD (5)
Coronary disease (5)
Crohn's disease (17)
End-stage renal disease (1)
Hemostasis (7)
Idiopathic pulmonary fibrosis (1)
Inflammatory bowel disease (7)
Knee osteoarthritis (2)
LDL cholesterol (9)
Lung cancer (4)
Melanoma (1)
Multiple sclerosis (4)
Narcolepsy (1)
Neuroblastoma (1)
Neuroticism (4)
Nicotine dependence (2)
Osteonecrosis of the jaw (1)
Parkinson's disease (2)
Prostate cancer (14)
Psoriasis (3)
Pulmonary function (8)
QT interval prolongation (1)
Response to diuretic therapy (1)
Response to iloperidone treatment (6)
Response to statin therapy (1)
Response to ximelagatran treatment (1)
Restless leg syndrome (2)
Rheumatoid arthritis (14)
Schizophrenia (6)
Serum urate (6)
Skin sensitivity to sun (3)
Sleep (3)
Stroke (2)
Systemic lupus erythematosus (15)
Tonometry / Ocular pressure (11)
Treatment response to TNF antagonists (8)
Triglycerides (11)
Type 1 diabetes (10)
Type 2 diabetes (12)
Ulcerative colitis (2)
Urinary albumin excretion (1)
Urinary bladder cancer (2)

2008

Source: Hindorff LA, Junkins HA, Mehta JP, and Manolio TA. A Catalog of Published Genome-Wide Association Studies. Available at: www.genome.gov/gwastudies. Accessed November 3, 2009.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco®
MAKING MEDICINE SMARTER.™

20

2008 Insights Into Individual Gene Variation Source: Hindorff LA, Junkins HA, Mehta JP, and Manolio TA. A Catalog of Published Genome-Wide Association Studies. Available at: www.genome.gov/gwastudies. Accessed November 3, 2009. A2BP1 ABCB11 ABCA1 ABCC4 ABCG2 ABI2 ACOXL ACSM1 ADAD1 ADAM30 ADAMTS9 ADARB1 ADH1C AFF3 LOC150577 AGBL1 AIM1 AK127771 ANGPTL3 ANK3 ANKRD30A ASIP B3GALT4 BANK1 BCL7B BLK BRDG1 BRUNOL4 BSN BTNL2 C8orf14 c10orf64 C10orf67 C11orf30 C15orf53 CACNA1C CAPSL CARD15 CCDC60 CCL21 CCR1 CCR3 CCR6 CD40 CDC123 CDC91L1 CDK2 CDK6 CDRT4 CELSR2 SORT1 CENTD1 CERKL CETP CHRNA3 PSMA4 LOC123688 CHRNA5 CHRNB4 CILP2 PBX4 CKAMK1D CNTN5 CNTNAP2 CNTNAP5 COG6 DOCK7 ATG4C COL1A1 CPT1B CPVL CR603372 CSF2RA CST5 CST9 CST3 CTBP2 CTDSPL CTNNA3 CTNNBL1 CXCL12 DBC1 DCAMKL1 DCD DGKH DLG2 DNAH5 DPP6 DPT DR1M ECHDC1 EHBP1 EIF3H ELMO1 ERC2 ESR1 C6orf97 EXOC4 EYA1 FAM55B FAM5 FBN1 FCER1A FLJ11730 BC016328 FLJ22536 FLJ44180 FLJ32831 FUT2 G6PC2 GAB2 GDAP1 GHR GLG1 GLUT9 GPC6 GAB2 GDAP1 GHR GLG1 GLUT9 GPC6 GPR98 GRAMD1B HACE1 HAPLN1 HBB HERC2 HLA region HLA-C HLA-DQA1 HLA-DQA2 HLA-DRA HLA-DRB1 HLA-E HMGCR HNF1B HS3ST3A1 HsG57825 HTRA1 ICAM1 ICOSLG IFIH1 IFNK IGSF4B IL10 IL12A SCHIP1 IL3RA IL1RAP IL1RL1 IL18R1 IL18RAP IL23R IL2RA IL6R IMPA2 INS IRF4 ITGAM ITGAX ITLN1 ITPR2 JAK2 JAZF1 KCNJ11 KCNQ1 KIAA0350 KIAA1109 IL2 IL21 KIAA1542 KIF5A-PIP4K2C KIF6 KlAA1727 KLK3 LASS6 LCAT LDLR LEPR LIPC LIPG LGR5 ACAA2 LMO4 LMTK2 LOC123688 LOC440069 LOC340602 LOC643714 MGC13125 LPL LPP LRP5 LRRK2 MUC19 LYZ FRS2 MAFB MAMDC1 MAP3K7IP2 MC1R MC4R MCF2L AB116074 AK092739 AK123267 AB0023600 F7 F10 PROZ MEF2C MFHAS1 MHC C6orf10 MLXIPL TNFRSF14 MSMB MST1 MTHFD1L MVK MMAB MMEL1-TNFRSF14 MYC BC042052 MYR1P NCAN NCAPD3 NEGR1 NEIL3 NELL1 NID2 NOLA1 NOS1AP NOTCH2 NRG1 NRG3 NTNG2 NUBPL NUDT10 NUDT11 GSPT2 MAGED1 NUMB NXPH1 OBFC1 OLIG3 ORF DQ515897 TNFIP3 OPG OR10J1 OR10J5 OR5AP2 OR5AR1 OR9G1 OR9G4 ORMDL3 PALB2 PALLD PARD3B PDE4B PDE4D PHACTR1 PHTF1 PTPN22 PITX2 ENPEP PIWIL4 PKHD1 PLCL1 POLR3B RFX4 PON1 POU5FIP1 PPM1E PPM1K PRDM5 PREX1 PRKCQ PRKD2 STRN4 PSMG1 PTGER4 PTGS2 PLA2G4A PTPN22 PTPRD PVRL2 TOMM40 PVT1 PXK QKI RAB5B SUOX IKZF4 ERBB3 RAD50 RANK RAPGEF5 RASGRP1 RBMS3 RELN RNF146 RGS1 RHBDD1 RIT1 RNF212 SPON2 RPL5 RYR2 CHRM3 ZP4 SALL3 SEMA5A SH2B3 WDR1 ATXN2 SH2B3 LNK TRAFD1 PTPN1 SLC17A3 SLC22A3 SLC24A5 SLC2A9 SLC45A2 SLC6A1 SLC9A4 SLC9A9 SLCO1B1 SLCO3A1 SMAD7 SNRPN SNTG1 SOCS6 SP140 SP110 SPATA2 SPTBN1 STAT3 SUSD1 SYN2 SYNE1 TAGAP TARBP1 TERT TGFBR2 THADA TMEFF2 TNCR9 TNFAIP3 TNFRSF11B TNFRSF6B TNR TNFSF15 TP63 TSPAN8 TYR VEGFA VPS37A YEATS4 ZBTB16 ZBTB40 ZNF365

The Challenge to Physicians: Facts per Decision Exceed Human Cognitive Capacity Source: William Stead, IOM Meeting, 8 October 2007. Growth in facts affecting provider decisions versus human cognitive capacity. 1. Single Nucleotide Polymorphisms Facts per Decision Structural Genetics: e.g., SNPs1, Haplotypes Functional Genetics: Gene Expression Profiles Proteomics and Other Effector Molecules Defines the Need for the Use of Evidence- Based Protocols 5 Human Cognitive Capacity Decisions by Clinical Phenotype

Medco Drives Patient Adherence with Evidence-Based Protocols

Chronic Medications

Key Diabetes Metrics		Medco Diabetes TRC
Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke		
Assess average blood sugar (A1C test in past year)	M**	69.2%
Insulin users monitoring blood sugar with test strips	MP	60.7%
Adherence – diabetes medication	P	78.1%
Prevent ER visits for insulin users	M**	80.2%
Blood Pressure, lower to prevent heart attack, stroke and kidney failure		
Use ACE-inhibitor/ARB (>55)	P	77.0%
Use ACE-inhibitor/ARB (% BP med users)	P	86.8%
Adherence – any BP medication	P	83.3%
Cholesterol, lower to prevent heart attack and stroke		
Assess LDL-Cholesterol (obtain LDL-C test)	M**	63.8%
Use cholesterol medication	P	76.6%
Adherence – cholesterol medication	P	80.5%

15 TRCs

Over 70 Unique Metrics and Underlying Protocols

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data as shown on Analyst Day 2008.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco®
MAKING MEDICINE SMARTER.™

23

The Value of Smarter Medicine 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 $8,950 $7,180 $6,600 $6,350 $4,660 Closing Diabetes TRC Adherence Gaps Total Healthcare Cost per Patient per Year Source: Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530.

The Power of Pharmacogenomics: Moving from "Shotgun Medicine" to Precision Medicine Condition Response to Medication US Rx Spend Estimated Waste Alzheimer's 30% $1.5 B $1.1 B Analgesics 80% $14.1 B $2.8 B Asthma 60% $8.0 B $3.2 B Rheumatoid arthritis 50% $13.6 B $6.8 B1 Schizophrenia 60% $9.5 B $3.6 B TOTAL $17.5 B Source: Spear et al, Trends in Molec Medicine. 2001;7:201-204. 1. Includes all autoimmune diseases; RA is most prevalent.

Enhancing Our Precision Health Services Capabilities Medco Acquires Leading Genetics Healthcare Company, DNA Direct Combined capabilities will deliver precision health services designed to improve clinical and financial outcomes FRANKLIN LAKES, N.J. and SAN FRANCISCO, Feb. 2, 2010 - Committed to being at the forefront of translating personalized medicine from the science to its daily practice in healthcare, Medco Health Solutions, Inc. (NYSE: MHS) today announced the acquisition of DNA Direct, Inc., a leader in providing guidance and decision support for genomic medicine to patients, providers, payors and employees. DNA Direct complements Medco's existing Personalized Medicine programs Will serve to accelerate our speed-to-market implementation capabilities, transforming research into actionable services

Clinical Trials Efficacy Ability of drug to work in ideal patients under ideal practice conditions Under clinical trial conditions, only a 10% drop in persistence is experienced after 5.4 years1 TRCs + Pharmacogenomics Drives Real World Medicine to a Smarter Place Persistence The Real World Effectiveness - at Day 1 Ability of drug to work in typical patients under routine practice conditions Effectiveness - After 1 Year 1. Lancet 1994 Nov 19;344(8934):1383-9. Randomised study of cholesterol lowering in 4444 patients with coronary heart disease: the Scandinavian Simvastatin Survival Study (4S). Example: Cholesterol Time 50% Drop in one year

Persistence Patient Clinical Benefit 50% Drop in one year Medco TRCs The World's Most Advanced Pharmacy(r) Effectiveness Clinical Trials Efficacy Ability of drug to work in ideal patients under ideal practice conditions Under clinical trial conditions, only a 10% drop in persistence is experienced after 5.4 years1 The Real World TRCs + Pharmacogenomics Drives Real World Medicine to a Smarter Place Example: Cholesterol Time (c) 2009 Medco Health Solutions, Inc. All rights reserved. 1. Lancet 1994 Nov 19;344(8934):1383-9. Randomised study of cholesterol lowering in 4444 patients with coronary heart disease: the Scandinavian Simvastatin Survival Study (4S). Practice of Precision Medicine A Smarter Place Pharmacogenomics Medco Personalized Medicine Making Medicine Smarter(r)

OTC Drugs Vitamins Supplements Creating a Safety Net for Non-Rx Drugs Medco(r) Making Medicine Smarter(tm)

Medco Health Store™ Provides a Safety Net for Vitamins/OTC Drug and Rx Drug Interactions

68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement[1]



Vitamins
Supplements
Rx
OTC

WARNING!

- Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix®
- Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety

WARNING!

- Codeine - OTC Cough Syrups
- Patients who are extensive metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6)

WARNING!

- Warfarin *plus* aspirin increases the risk of severe bleeding
- Nearly 50% of potential drug-drug interactions involved the use of anticoagulants along with antiplatelet drugs[1]

1. Source: *Journal AMA* Jan09
2. Source: Medco data
3. www.fda.gov
4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco® MAKING MEDICINE SMARTER.™

30

Medco Health Store™ Provides a Safety Net for Vitamins/OTC Drug and Rx Drug Interactions

68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement[1]

WARNING!

- Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix®
- Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety

80,000 Rx Doses[2]

WARNING!

- Codeine - OTC Cough Syrups
- Patients who are extensive metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6)

300,000 OTC Drug Products[3]

WARNING!

- Warfarin *plus* aspirin increases the risk of severe bleeding
- Nearly 50% of potential drug-drug interactions involved the use of anticoagulants along with antiplatelet drugs[1]

75,000 Dietary Supplements[4]

Over 30 Billion Combinations

1. Source: *Journal AMA* Jan09
2. Source: Medco data
3. www.fda.gov
4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco® MAKING MEDICINE SMARTER.™

31

Medco is Exporting Smarter Medicine Germany Sweden UK August 2009 - Joint venture with United Drug focusing on specialty pharmacy services United Kingdom Drug Spend: $22.3B Population: 61M March 2008 - Collaboration with Apoteket, government- owned pharmacy, to develop CDUR system Sweden Drug Spend: $4.3B Population: 9M April 2008 - Majority stake acquisition of Europa Apotheek Venlo B.V. Germany Drug Spend: $41.3B Population: 82M Source: IMS

Smarter Medicine: The World is Taking Notice Innovation 5. Medco Health Solutions, Inc. Most Admired in Health Care: Pharmacy and Other Services 1. Medco Health Solutions, Inc. 100 Most Trustworthy Companies #9. Medco Health Solutions (large cap companies) GLOBAL GLOBAL People Management 10. Medco Health Solutions, Inc. 10 GLOBAL TOP

Appendix

Drug Mix Trend (%) Brand Drugs Account for 85% of Client Drug Spend Brand Name Generic Total Prescriptions Dispensed (%) 2004 0.52 0.48 2005 0.48 0.52 2006 0.44 0.56 2007 0.4 0.6 2008 0.36 0.64 MAT 2008/2009 0.34 0.66 2004 0.88 0.12 2005 0.87 0.13 2006 0.86 0.14 2007 0.86 0.14 2008 0.86 0.14 MAT 2008/2009 0.85 0.15 Total Expenditures on Prescription Drugs (%) * * *MAT denotes moving annual total; MAT 08/09 represents the 12 months ending in July 2009. Source: IMS Health, National Prescription Audit Plans, National Sales Perspective, September 2009. Includes re-stated historical data effective with January 2009 update to IMS databases. Data includes specialty drugs. Drug Spend Mix Trend (%)

Smarter Medicine through e-Prescribing Strong industry momentum in 2009 26% of U.S. prescribers are now active e-prescribers Number of e-prescribers more than doubled from 2008 MIPPA and ARRA incentives should fuel sustained momentum Very promising signs for a long-term Medco advantage Medco has the largest share of e-prescribed mail prescriptions Medco is raising the bar, being the first to roll out real-time co-pay information in 2010 - additional smart advances to come Medco saves $2 in administrative costs for every new e-prescribed mail prescription, and earns even more from higher generics and formulary compliance Medco's 2009 e-prescribed mail prescriptions more than tripled over 2008, but still relatively small - at 1.5% of mail prescriptions in 2009

2006 2007 2008 2009 Acute e-Rx's 10949896 29447150 67749689 190068527 e-Prescription Industry Statistics 2006 2007 2008 2009 Active e-Prescribers 15.868 35.597 74.487 155.917 Active e-Prescribers as % of Total 0.03 0.06 0.12 0.26 Total e-Prescriptions Total Active e-Prescribers (in millions) Source: SureScripts 10.9 67.7 29.4 190.1 Total Active e-Prescribers Active e-Prescribers as % of Total Prescribers (in thousands) 15.9 35.6 74.5 155.9

Driving the Total Value Proposition for Clients Time (Years) Mail Pricing Value Total Value Retail Pricing Value Client Total Healthcare Savings High Mail Pen Low Mail Pen 3 6 0 9+ Brand pricing GDR on chronic medications Formulary compliance Dispensing cost Mail Advantage Total Customer Value Mail Pricing Advantage Added Clinical Value ILLUSTRATIVE Retailers encourage clients to move into a lower market discount tier by driving scripts to retail channel

Reconciliation Tables Full Years Ended Full Years Ended Earnings Per Share Reconciliation December 29, 2007 December 30, 2006 GAAP diluted earnings per share $1.63 $1.04 Adjustment for the 2006 legal settlements charge1 - $0.17 Diluted earnings per share, excluding the legal charge $1.63 $1.21 Diluted earnings per share growth over prior year 35% 17% 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. Medco Health Solutions, Inc. Selected Information (Unaudited)